EXHIBIT 99(a)

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
                     ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Robert Boeckman, Chief Operations Officer and Co-Chief Executive Officer of Breda Telephone Corp., certify that to my knowledge (i) Breda Telephone Corp.'s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Breda Telephone Corp.

Date:  March 28, 2003


                                   /s/ Robert Boeckman
                                   --------------------------------------------
                                   Robert Boeckman, Chief Operations Officer
                                   and Co-Chief Executive Officer



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